Registration No. 333-4967
As filed with the Securities and Exchange Commission on June 7, 1996
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                 Amendment No. 1
                                       to
                                    FORM S-4

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                 ---------------

                                   F&M Bancorp
             (Exact name of registrant as specified in its charter)

         Maryland                   6711                     52-1316473
 (State or other jurisdiction of  (Primary SIC Code Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)
                                   110 Thomas Johnson Drive
                                   Frederick, Maryland 21702
                                        (301) 694-4000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive office)

           Charles W. Hoff, III                      James J. Winn, Jr., Esquire
           F&M Bancorp                               Piper & Marbury L.L.P.
           110 Thomas Johnson Drive                  36 South Charles Street
           Frederick, Maryland  21702                Baltimore, Maryland  21201
           (301) 694-4000                            (410) 539-2530

(Name, address, including zip code, and telephone number, including area code, of agents for service)
                                ---------------
                                    Copy to:
                            Norman B. Antin, Esquire
                      Elias, Matz, Tiernan & Herrick L.L.P.
                              734 15th Street, N.W.
                             Washington, D.C. 20005
                                 (202) 347-0300
                                 ---------------
     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement is declared effective.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. /__/

     If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /__/
                             ----------------------
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     The sole purpose of this Amendment No. 1 to F&M Bancorp's Registration Statement on Form S-4 is to include in the filing the delaying amendment, which now appears at the bottom of the preceding page.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Frederick, State of Maryland, on June 7, 1996.


                                       F&M BANCORP



                                       By: /s/ Faye E. Cannon
                                           ------------------
                                           Faye E. Cannon
                                           President and Chief Executive Officer



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities indicated on June 7, 1996.

Signature                              Title and Capacity
- ---------                              ------------------

Charles W. Hoff, III


By:/s/ Faye E. Cannon, Attorney        Chairman of the Board
   --------------------------------    Principal Executive Officer)
   Faye E. Cannon, Attorney-in-Fact




/s/ Faye E. Cannon                     President and Chief Executive Officer
- ------------------                     (Principal Executive Officer)
Faye E. Cannon

Kenneth M. Sabanosh


By:/s/ Faye E. Cannon, Attorney        Vice President and Treasurer
   ----------------------------------  (Principal Financial Officer and
     Faye E. Cannon, Attorney-in-Fact  Principal Accounting Officer)


A majority of the Board of Directors:

R. Carl  Benna,  John D.  Brunk,  Faye E.  Cannon,  Albert H.  Cohen,  George B.
Delaplaine, Jr., Maurice A. Gladhill, Charles W. Hoff, III, Charles A. Nicodemus, H. Deets Warfield, Jr., John C. Warfield, and Thomas R. Winkler


By:/s/ Faye E. Cannon                  For herself and as Attorney-in-Fact.
   ------------------
     Faye E. Cannon